UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 13, 2026
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events
On April 13, 2026, Burke & Herbert Financial Services Corp. (“Burke & Herbert”) announced its receipt of all required regulatory approvals or waivers necessary to complete the previously announced merger of LINKBANCORP, Inc. (“LINK”) with and into Burke & Herbert. The merger is expected to close on May 1, 2026, pending satisfaction of customary closing conditions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits
(a) Financial statements of businesses acquired. None.
(b) Pro forma financial information. None.
(c) Shell company transactions. None.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Joint Press Release, dated April 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of April, 2026.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO